UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       DECEMBER 8, 2008

NEXEN INC.
(Exact name of registrant as specified in its charter)
CANADA
(State or other jurisdiction of incorporation)
1-6702	98-6000202
(Commission File Number)	(I.R.S. Employer Identification No.)

801 - 7th AVENUE S.W. CALGARY, ALBERTA, CANADA	T2P 3P7
(Address of principal executive offices)	(Zip Code)

(403) 699-4000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 9, 2008, Nexen Inc. (“Nexen”) entered into an Amending Agreement (the “Amending Agreement”) to the Amended and Restated Change of Control Agreement (together, the “Change of Control Agreement”) with Mr. Romanow, in connection with Mr. Romanow’s recent appointment as President and Chief Executive Officer effective January 1, 2009.

Under the Amending Agreement, in the event of a Change of Control (as such term is defined in the Change of Control Agreement) resulting in termination of Mr. Romanow’s employment, for pension calculation purposes, Mr. Romanow shall be deemed to retire, and the pension to commence, upon the later of the completion of the Severance Period (as such term is defined in the Change of Control Agreement) and the attainment of age fifty-five (55), without any applicable early retirement reduction. In addition, Schedule “C” to the Change of Control Agreement has been amended to reflect (for illustrative purposes) Mr. Romanow’s new compensation.

All other terms and conditions of the change of control agreement filed with the Securities and Exchange Commission on October 30, 2008 as Exhibit 10.52 to Form 10-Q for the quarterly period ended September 30, 2008 are and remain in full force and effect.

On December 8, 2008, the Board of Directors approved a grant of 295,000 tandem options under the tandem option plan to Mr. Romanow effective January 2, 2009 and a base salary of $1,100,000, effective January 1, 2009.

The foregoing description of the Change of Control Agreement does not purport to be complete and is qualified in its entirety by reference to the change of control agreements, which are filed as Exhibit 10.55 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on December 8, 2008, in connection with Mr. Reinhart’s recent appointment as Senior Vice President and Chief Financial Officer of Nexen, the Board of Directors approved a grant of 50,000 tandem options under the tandem option plan to Mr. Reinhart effective January 2, 2009 and a base salary of $440,000, effective January 1, 2009.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
10.55

Amending Agreement dated as of December 9, 2008 to the Amended and Restated Agreement Respecting Change of Control and Executive Benefit Plan Entitlements with Marvin Romanow dated as of September 17, 2008 (incorporated herein by reference to Exhibit 10.52 to Nexen’s Form 10-Q filed with the Securities and Exchange Commission on October 30, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  December 10, 2008

NEXEN INC.
By:	/s/ Rick C. Beingessner
Name: Rick C. Beingessner Title: Assistant Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
10.55

Amending Agreement dated as of December 9, 2008 to the Amended and Restated Agreement Respecting Change of Control and Executive Benefit Plan Entitlements with Marvin Romanow dated as of September 17, 2008 (incorporated herein by reference to Exhibit 10.52 to Nexen’s Form 10-Q filed with the Securities and Exchange Commission on October 30, 2008).